                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)              May 17, 2000


                            MAGNA ENTERTAINMENT CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                       Delaware, United States of America
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-28003                              98-0208374
--------------------------------------------------------------------------------
(Commission File Number         (I.R.S. Employer Identification No.)


              285 West Huntington Drive, Arcadia, California   91007
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


                                 (626) 574-7223
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)


ITEM 5.    OTHER EVENTS

On May 17, 2000, the Registrant issued a press release in which the Registrant announced that it had entered into a letter of intent, subject to the satisfaction of various conditions and regulatory approvals, to purchase Bay Meadows Operating Company in San Mateo, California.

The full text of the press release issued by the Registrant is filed as Exhibit 1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1  Copy of Registrant's press release dated May 17, 2000 is attached as
           Exhibit 1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                    MAGNA ENTERTAINMENT CORP.
                                             (Registrant)

Date: May 17, 2000                  by:      /s/ J. Brian Colburn
                                        ----------------------------------
                                             J. Brian Colburn, Secretary

                                INDEX TO EXHIBITS


EXHIBIT                             DESCRIPTION OF EXHIBIT
-------                             ----------------------

  1                   Registrant's press release dated May 17, 2000

                                                                       EXHIBIT 1

MAGNA ENTERTAINMENT CORP.                     285 West Huntington Drive
                                              Arcadia, CA 91007

                                              Tel:  (626) 574-7223
                                              Fax:  (626) 446-9565


                                  PRESS RELEASE

                       MAGNA ENTERTAINMENT ANNOUNCES PLANS
                        TO OPERATE BAY MEADOWS RACECOURSE

May 17, 2000, Arcadia, California.....Magna Entertainment Corp. (NASDAQ: MIEC;
TSE: MIE.A, MEH) today announced that it signed a letter of intent to purchase Bay Meadows Operating Company (BMOC), which presently operates Bay Meadows Racecourse in San Mateo, California.

The letter of intent is subject to the execution of a definitive agreement, completion of due diligence and regulatory approval by the California Horse Racing Board and other agencies. Terms of the transaction were not disclosed.

Under the proposed agreement, MEC will continue live racing at the Bay Meadows Racecourse through the end of 2002, after which MEC intends to consolidate BMOC's racing schedule at Golden Gate Fields in Albany, CA.

"I am very pleased to have reached an agreement concerning Bay Meadows because it complements our other activities," said Frank Stronach, Chairman of the Board of MEC.

"We are confident that the Bay Meadows horse racing tradition will be in good hands under MEC's stewardship," said John Tashjian, spokesman for the Bay Meadows Operating Company.

For more information contact:

 David Mitchell, EVP & CFO                   John Tashjian, Management Committee
 Magna Entertainment Corp.                   Bay Meadows Operating Company
 285 W. Huntington Drive                     2600 South Delaware Street
 Arcadia, CA  91007                          San Mateo, CA  94003
 (626) 574-7223                              (650) 524-9847